Exhibit 99.2

                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject
   to Section 16:                                [ ]

   Name and Address:                             Standard General Master
                                                 Fund L.P.
                                                 Walkers SPV Limited,
                                                 Walker House, Mary Street,
                                                 George Town
                                                 Grand Cayman, Cayman Islands
                                                 KY1-1002

   Issuer and Ticker Symbol:                     Penn Octane Corporation (POCC)

   Date of Earliest Transaction:                 8/12/08

   Relationship to Issuer:                       10% Owner

   Designated Filer:                             Standard General L.P.

   TABLE I INFORMATION
   Title of Security:                            Common Stock
   Transaction Date:                             8/12/08
   Transaction Code:                             P
   Securities Acquired:                          16,500
   Acquired or Disposed:                         A
   Price:                                        $2.31
   Ownership Form:                               D
   Amount Beneficially Owned After Transaction: 4,022,168 Nature of Indirect Beneficial Ownership:

   Title of Security:                            Common Stock
   Transaction Date:                             8/13/08
   Transaction Code:                             P
   Securities Acquired:                          1,000
   Acquired or Disposed:                         A
   Price:                                        $2.31
   Ownership Form:                               D
   Amount Beneficially Owned After Transaction:  4,023,618
   Nature of Indirect Beneficial Ownership:

   Signature:                                    STANDARD GENERAL MASTER FUND
                                                 L.P.


                                                 By: /s/ Scott Cohen
                                                     ---------------------------
                                                     Name:  Scott Cohen
                                                     Title: Attorney-in-Fact